SECURITIES ACT FILE NO. 333-56881
                                INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-8817

                          ING LARGE COMPANY VALUE FUND

                         SUPPLEMENT DATED MARCH 11, 2003
                            TO THE CLASS I PROSPECTUS
                               DATED MARCH 1, 2003

On February 25, 2003, the Board of Trustees of ING Equity Trust (the "Trust") with respect to ING Large Company Value Fund (the "Fund") approved the closure of Class I shares to new investments. Effective immediately, the Fund will cease the public offering of its Class I shares. No new investments in Class I shares of the Fund will be accepted. Class I shares of the Fund may reopen in the future subject to the discretion of the Board of Trustees.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE